Exhibit 10.5(ii)


                                 BUSINESS LEASE


     This lease, dated July 1, 1998, is between 2780 SOUTH RARITAN, LLC, as Landlord, and ORALABS, INC., as Tenant.

     In consideration of the payment of the rent and the performance of the covenants and agreements by the Tenant set forth herein, the Landlord does hereby lease to the Tenant the following described premises situate in Arapahoe County, in the State of Colorado; the address of which is 2780 S. Raritan Street, Englewood, Colorado.

     Said premises, with all the appurtenances, are leased to the Tenant from the date of July 1, 1998, until the date of June 30, 2003 at and for a rental for the full term of $495,000.00, payable in monthly installments of $8,250.00, (based upon $5.50 per square foot per annum for the premises consisting of 18,000 square feet) in advance, on the 1st day of each calendar month during the term of this lease, payable at 2901 S. Tejon St., Englewood, Colorado 80110, without notice.

THE TENANT, IN CONSIDERATION OF THE LEASING OF THE PREMISES AGREES AS FOLLOWS:

     1. To pay the rent for the premises above-described.
     2. To keep the improvements upon the premises, including sewer connections, plumbing, wiring and glass in good repair, all at Tenant's expense, and at the expiration of this lease to surrender the premises in as good a condition as when the Tenant entered the premises, loss by fire, inevitable accident, and ordinary wear excepted. To keep all sidewalks on and around the premises free and clear of ice and snow, and to keep the entire exterior premises free from all litter, dirt, debris and obstructions; to keep the premises in a clean and sanitary condition as required by the ordinances of the city and county in which the property is situate.
     3. To sublet no part of the premises, and not to assign the lease or any interest therein without the written consent of the Landlord, which consent shall not be unreasonably withheld.
     4. To use the premises only as manufacturing and warehouse and to use the premises for no purposes prohibited by the laws of the United States or the State of Colorado, or of the ordinances of the city or town in which said premises are located, and for no improper or questionable purposes whatsoever, and to neither permit nor suffer any disorderly conduct, noise or nuisance having a tendency to annoy or disturb any persons occupying adjacent premises.

     5. To neither hold nor attempt to hold the Landlord liable for any injury or damage, either proximate or remote, occurring through or caused by the repairs, alterations, injury or accident on or to the premises, or adjacent premises, or other parts of the above premises not herein demised, or by reason of the negligence or default of the owners or occupants thereof or any other person, nor to hold the Landlord liable for any injury or damage occasioned by defective electric wiring, or the breakage or stoppage of plumbing or sewerage upon said premises or upon adjacent premises, whether breakage or stoppage results from freezing or otherwise; to neither permit nor suffer said premises, or the walls or floors thereof, to be endangered by overloading, nor said premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous, nor make any alterations in or changes in, upon, or about said premises without first obtaining the written consent of the Landlord therefor, but to permit the Landlord to place a "For Rent" sign upon the leased premises at any time after sixty (60) days before the end of this lease.
     6. To allow the Landlord to enter upon the premises at any reasonable hour.

IT IS EXPRESSLY UNDERSTOOD AND AGREED BETWEEN LANDLORD AND TENANT AS FOLLOWS:
     7. All charges for water and water rents are to be paid by Tenant. All charges for heating and lighting are to be paid by Tenant. Janitorial services are to be paid by Tenant. Tenant pays all expenses. Tenant pays all taxes and all costs relating to ownership of the building.
     8. No assent, express or implied, to any breach of any one or more of the agreements hereof shall be deemed or taken to be a waiver of any succeeding or other breach.
     9. If, after the expiration of this lease, the Tenant shall remain in possession of the premises and continue to pay rent without a written agreement as to such possession, then such tenancy shall be regarded as a month-to-month tenancy, at a monthly rental, payable in advance, equivalent to the last month's rent paid under this lease, and subject to all the terms and conditions of this lease.
     10. If the premises are left vacant and any part of the rent reserved hereunder is not paid, then the Landlord may, without being obligated to do so, and without terminating this lease, retake possession of the said premises and rent the same for such rent, and upon such conditions as the Landlord may think best, making such changes and repairs as may be required, giving credit for the amount of rent so received less all expenses of such changes and repairs, and the Tenant shall be liable for the balance of the rent herein reserved until the expiration of the term of this lease.


     11. The Landlord acknowledges receipt of a deposit in the amount of $(none) to be held by the Landlord for the faithful performance of all of the terms, conditions and covenants of this lease. The Landlord may apply the deposit to cure any default under the terms of this lease and shall account to the Tenant for the balance. The Tenant may not apply the deposit hereunder to the payment of the rent reserved hereunder or the performance of other obligations.

     12. At the Landlord's option, it shall be deemed a breach of this lease if the Tenant defaults (a) in the payment of the rent or any other monetary obligation herein; or (b) in the performance of any other term or condition of this lease. The Landlord may elect to cure such default and any expenses of curing may be added to the rent and shall become immediately due and payable.
     In the event that the Landlord elects to declare a breach of this lease, the Landlord shall have the right to give the Tenant three (3) days written notice requiring payment of the rent or compliance with other terms or provisions of the lease, or delivery of the possession of the premises. In the event any default remains uncorrected after three (3) days written notice, the Landlord, at Landlord's option, may declare the term ended, repossess the premises, expel the Tenant and those claiming through or under the Tenant and remove the effects of the Tenant, all without being deemed guilty in trespass or of a forcible entry and detainer and without prejudice to any other remedies to which the Landlord may be entitled. If at any time this lease is terminated under this paragraph, the Tenant agrees to peacefully surrender the premises to the Landlord immediately upon termination, and if the Tenant remains in possession of the premises, the Tenant shall be deemed guilty of unlawful detention of the premises. The Landlord shall be entitled to recover from the Tenant all damages by reason of the Tenant's default, including but not limited to the cost to recover and repossess the premises, the expenses of reletting, necessary renovation and alteration expenses, commissions and the rent for the balance of the term of this lease.
     13. In the event the premises shall become untenantable on account of damage by fire, flood or act of God, this lease may be thereupon terminated and the rent apportioned to the date of the occurrence of such damage.
     14. In the event of any dispute arising under the terms of this lease, or in the event of non-payment of any sums arising under this lease and in the event the matter is turned over to an attorney, the party prevailing in such dispute shall be entitled, in addition to other damages or costs, to receive reasonable attorneys' fees from the other party.

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

     15. In the event any payment required hereunder is not made within (10) days after the payment is due, a late charge in the amount of five percent (5%) of the payment will be paid by the Tenant.
     16. In the event of a condemnation or other taking by any governmental agency, all proceeds shall be paid to the Landlord hereunder, the Tenant waiving all right to any such payments.
     17. This lease is made with the express understanding and agreement that in the event the Tenant becomes insolvent, the Landlord may declare this lease ended, and all rights of the Tenant hereunder shall terminate and cease.
     18. The Landlord and the Tenant further agree.

     SHOULD ANY PROVISION of this lease violate any federal, state or local law or ordinance, that provision shall be deemed amended to so comply with such law or ordinance, and shall be construed in a manner so as to comply.

     This lease shall be binding on the parties, their personal representatives, successors and assigns.

     When used herein, the singular shall include the plural, and the use of any gender shall apply to both genders.


                                              Attest:

                                              2780 SOUTH RARITAN, LLC


                                              By:  /s/ Gary Schlatter
                                                   -----------------------------
                                                    Gary Schlatter, Manager

Attest:
        ----------------------------               -----------------------------


                                                    ORALABS, INC.


                                                    By: /s/ Allen Goldstone
                                                        ------------------------
                                                       Allen Goldstone, Director




                                    GUARANTEE

     For value received I hereby guarantee the payment of the rent and the performance of the covenants and agreements by the Tenant in the within lease covenanted and agreed, in manner and form as in said lease provided.

Dated:
       --------------------------------


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                            ASSIGNMENT AND ACCEPTANCE

     For  value   received   __________________________________________________,
assignor, hereby assigns all right, title and interest in and to the within lease unto ____________________ ________________, assignee, the heirs, successors and assigns of the assignee, with the express understanding and agreement that the said assignor shall be and remain liable for the full payment of the rent reserved and the performance of all the covenants and agreements made in said lease by the Tenant therein named, and will pay said rent and fully perform said covenants and agreements in case said assignee shall fail so to do; and in consideration of this assignment, the said assignee hereby assumes and agrees to make all the payments and perform all the covenants and agreements contained in said lease, by the Tenant therein agreed to be made and performed.

Dated:
        -------------------------------

---------------------------------------         --------------------------------

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


                              CONSENT OF ASSIGNMENT

     Consent to the assignment of the within lease to ____________________________________ ______________ is hereby given, on the express condition, however, that the assignor shall remain liable for the prompt payment of the rent and performance of the covenants on the part of the Tenant as herein mentioned, and that no further assignment of said lease or sub-letting of the premises or any part thereof shall be made without further written assent first had thereto.

Dated:
      ---------------------------

---------------------------------            -----------------------------------


                              LANDLORD'S ASSIGNMENT

     In consideration of One Dollar, in hand paid, I hereby transfer, assign and
set  over  to  ___________________________________________________________   and
assign my interest in the within lease, and the rent therein reserved.

Dated:
       ------------------------------

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